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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-57255) pertaining to the Friede Goldman International, Inc. 401(k) Retirement Plan of our report dated June 28, 2001, with respect to the financial statements of the Friede Goldman International, Inc. 401(k) Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.



New Orleans, Louisiana                                   ERNST & YOUNG LLP
June 28, 2001